MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

SSgA Growth ETF Portfolio

Supplement Dated July 1, 2010

to

Statement of Additional Information Dated May 1, 2010

This Supplement is made as of July 1, 2010 to the Statement of Additional Information (“SAI”) of Met Investors Series Trust (the “Trust”) dated May 1, 2010.

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Effective immediately, the section “Investment Advisory and Other Services – Portfolio Management” beginning on page 24 of the Trust’s SAI for the SSgA Growth and Income ETF Portfolio and the SSgA Growth ETF Portfolio (the “Portfolios”) is replaced in its entirety with the following:

Portfolio Management

The Subadviser has provided the Trust with the following information regarding each Portfolio’s portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2009 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Subadviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolios’ investments, on the one hand, and the investments of the other accounts, on the other. The Subadviser has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2009.

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Daniel P. Farley, CFA	Registered Investment Companies	7	$0.16 billion	0	$0
	Other Pooled Investment Vehicles	5	$1.24 billion	0	$0
	Other Accounts	336	$56.46 billion	1	$0.13 billion

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Timothy J. Furbush, CFA	Registered Investment Companies	7	$0.16 billion	0	$0
	Other Pooled Investment Vehicles	5	$1.24 billion	0	$0
	Other Accounts	336	$56.46 billion	1	$0.13 billion

*	Asset Allocation assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to State Street Global Advisers (“SSgA”), which is comprised of all the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc. (“SSgA FM”), the Portfolios’ Subadviser.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolio. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel P. Farley	X
Timothy J. Furbush	X

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